Exhibit 21

SUBSIDIARIES OF EQT CORPORATION
(as of December 31, 2025)

Pursuant to Item 601(b)(21) of Regulation S-K, we have omitted some subsidiaries that, considered in the aggregate as a single subsidiary, would not constitute a significant subsidiary as of December 31, 2025 under Rule 1-02(w) of Regulation S-X.

Company	Jurisdiction of Organization
EQM Gathering Holdings, LLC	Delaware
EQM Gathering Opco, LLC	Delaware
EQM GP Corporation	Delaware
EQM Midstream Partners, LP	Delaware
EQM Olympus Midstream LLC	Delaware
EQT AMD LLC	Delaware
EQT AMM LLC	Delaware
EQT ARO LLC	Delaware
EQT Artemis Midstream LLC	Delaware
EQT Artemis Production LLC	Delaware
EQT Aurora LLC	Pennsylvania
EQT Capital Corporation	Delaware
EQT Carbon Services LLC	Delaware
EQT CHAP LLC	Pennsylvania
EQT CNEU LLC	Delaware
EQT Commodities HoldCo LLC	Delaware
EQT Energy, LLC	Delaware
EQT Gathering, LLC	Pennsylvania
EQT Holdings LLC	Delaware
EQT Homer City Opco LLC	Delaware
EQT Investments Holdings, LLC	Delaware
EQT LNG HoldCo LLC	Delaware
EQT LNG Investments LLC	Delaware
EQT LNG Trading LLC	Delaware
EQT Midstream Company LLC	Delaware
EQT Midstream HoldCo LLC	Delaware
EQT NV Tera HoldCo LLC	Delaware
EQT NV Watt HoldCo LLC	Delaware
EQT Operations HoldCo LLC	Delaware
EQT Production Company	Pennsylvania
EQT TGHL Exploration LLC	Texas
EQT Upstream HoldCo LLC	Delaware
EQT Ventures LLC	Delaware
EQT Ventures HoldCo LLC	Delaware
EQT XL Midstream LLC	Delaware
EQT XL Midstream Operating LLC	Delaware
EQT XL Processing LLC	Delaware
EQT XL Processing Operating LLC	Delaware
Equitrans Investments, LLC	Delaware
Equitrans Services, LLC	Delaware
Equitrans Water Services (OH), LLC	Delaware

Company	Jurisdiction of Organization
Equitrans Water Services (PA), LLC	Delaware
Equitrans, L.P.	Pennsylvania
ET Blue Grass, LLC	Delaware
Eureka Land, LLC	Delaware
Eureka Midstream, LLC	Delaware
Eureka Midstream Holdings, LLC	Delaware
Eureka Services, LLC	Delaware
Eureka Services Intermediate, LLC	Delaware
Hammerhead Midstream LLC	Delaware
Hornet Midstream Pipeline, LLC	Delaware
Mountain Valley Pipeline, LLC	Delaware
MVP Holdco, LLC	Delaware
MVP HoldCo B LLC	Delaware
PipeBox LLC	Delaware
Rager Mountain Storage Company, LLC	Delaware
Rice Drilling B LLC	Delaware
Rice Drilling D LLC	Delaware